EXHIBIT 23.2
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                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Ivanhoe Energy Inc. on Form S-8 of our reports dated February 14, 2003, appearing in the Annual Report on Form 10-K of Ivanhoe Energy Inc. for the year ended December 31, 2002.

(signed) Deloitte & Touche LLP

Chartered Accountants
Calgary, Alberta, Canada
February 23, 2004